Exhibit 99.1

Investor Relations:	Peter MacEwen
Alexandra Lynn
(617) 747-3300 ir@amg.com

Media Relations:	Laura O’Brien
(617) 747-3300
pr@amg.com

AMG Reports Financial and Operating Results

for the Third Quarter and Nine Months Ended September 30, 2009

Company Reports Cash EPS of $1.05; EPS of $0.40

BOSTON, October 28, 2009 – Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the third quarter and nine months ended September 30, 2009.

For the third quarter of 2009, Cash Earnings Per Share (“Cash EPS”) were $1.05, compared to $1.28 for the same period of 2008, while diluted earnings per share for the third quarter of 2009 were $0.40, compared to $0.39 for the same period of 2008.  For the third quarter of 2009, Cash Net Income was $45.6 million, compared to $52.8 million for the same period of 2008.  For the third quarter of 2009, Net Income was $17.8 million, compared to $16.5 million for the same period of 2008.  (Cash EPS and Cash Net Income are defined in the attached tables.)

For the third quarter of 2009, revenue was $217.5 million, compared to $290.8 million for the same period of 2008.  For the third quarter of 2009, EBITDA was $60.5 million, compared to $77.2 million for the same period of 2008.

For the nine months ended September 30, 2009, Cash Net Income was $125.8 million, while EBITDA was $162.9 million.  For the same period, Net Income was $34.9 million, on revenue of $597.2 million.  For the nine months ended September 30, 2008, Cash Net Income was $173.1 million, while EBITDA was $254.1 million.  For the same period, Net Income was $82.3 million, on revenue of $934.8 million.

Net client cash flows for the third quarter of 2009 were approximately $(1.1) billion.  The aggregate assets under management of AMG’s affiliated investment management firms were approximately $200 billion at September 30, 2009.

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“AMG’s strong results for the third quarter reflect the significant appreciation of the equity markets during the period, as well as the excellent investment performance of our Affiliates relative to both peers and benchmarks,” stated Sean M. Healey, President and Chief Executive Officer of AMG.  “Our broad range of international strategies, which now contribute over 40% of our EBITDA, generated especially significant growth.  In particular, global and international equity products at Tweedy, Browne and AQR, as well as emerging markets products at Genesis, all produced outstanding results.  In addition, Affiliates specializing in domestic equity and alternative strategies, such as Third Avenue and BlueMountain, generated strong investment performance in a number of their highly regarded products.  Finally, we were also pleased to see the continued trend of improving client cash flows — aside from one large institutional client which moved its asset management in-house, we realized positive flows across all distribution channels.”

Mr. Healey added, “We are enthusiastic about our prospects for continued growth through accretive new investments.  During this quarter, we completed our investment in Harding Loevner, a premier global and emerging markets equity manager, and we continue to actively pursue investments in a wide variety of new Affiliate opportunities.  As markets recover, we are seeing increasing numbers of independent boutiques consider transactions, as well as continued divestiture activity.  Our transaction pipeline includes outstanding traditional and alternative firms in both the United States and international markets. With our proven investment approach, and over $1 billion in available financial capacity, we are confident that we will continue to add materially to AMG’s growth and diversity through investments in attractive new Affiliates.”

About Affiliated Managers Group

AMG is an asset management company with equity investments in a diverse group of boutique investment management firms. AMG’s strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG’s innovative transaction structure allows individual members of each Affiliate’s management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations. For more information, please visit the Company’s website at www.amg.com.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance of our Affiliates and their ability to effectively market their investment strategies, and other risks detailed from time to time in AMG’s filings with the Securities and Exchange Commission.  Reference is hereby made to the “Cautionary Statements” set forth in the Company’s Form 10-K for the year ended December 31, 2008.

AMG routinely posts information that may be significant for investors in the Investor Information section of its website, and encourages investors to consult that section regularly.  For additional information, please visit www.amg.com.

Financial Tables Follow

A teleconference will be held with AMG’s management at 11:00 a.m. Eastern time today.  Parties interested in listening to the teleconference should dial 1-877-407-9210 (domestic calls) or 1-201-689-8049 (international calls) starting at 10:45 a.m. Eastern time.  Those wishing to listen to the teleconference should dial the appropriate number at least ten minutes before the call begins.  The teleconference will be available for replay approximately one hour after the conclusion of the call.  To access the replay, please dial 1-877-660-6853 (domestic calls) or 1-201-612-7415 (international calls) and enter Account Number 286 and Conference ID 335671. The live call and the replay of the session, and the additional financial information referenced during the teleconference, may also be accessed via the Web at www.amg.com.

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/08*	9/30/09

Revenue	$290,824	$217,461

Net Income (controlling interest)	$16,471	$17,769

Cash Net Income (A)	$52,804	$45,629

EBITDA (B)	$77,234	$60,532

Average shares outstanding - diluted	42,063,538	44,267,107

Earnings per share - diluted	$0.39	$0.40

Average shares outstanding - adjusted diluted (C)	41,350,622	43,523,113

Cash earnings per share (C)	$1.28	$1.05

	December 31, 2008*	September 30, 2009

Cash and cash equivalents	$396,431	$225,250

Senior debt	$233,514	$—

Senior convertible securities (D)	$445,535	$454,116

Junior convertible trust preferred securities (D)	$505,034	$506,756

Stockholders’ equity	$924,801	$1,104,640

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Nine Months	Nine Months
	Ended	Ended
	9/30/08*	9/30/09

Revenue	$934,822	$597,182

Net Income (controlling interest)	$82,329	$34,873

Cash Net Income (A)	$173,079	$125,754

EBITDA (B)	$254,110	$162,916

Average shares outstanding - diluted	41,759,696	42,835,258

Earnings per share - diluted	$2.02	$0.82

Average shares outstanding - adjusted diluted (C)	40,559,841	42,005,112

Cash earnings per share (C)	$4.27	$2.99

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/08*	9/30/09

Net Income (controlling interest)	$16,471	$17,769
Convertible securities interest expense, net (E)	48	36
Net Income (controlling interest), as adjusted	$16,519	$17,805

Average shares outstanding - diluted	42,063,538	44,267,107

Earnings per share - diluted	$0.39	$0.40

	Nine Months	Nine Months
	Ended	Ended
	9/30/08*	9/30/09

Net Income (controlling interest)	$82,329	$34,873
Convertible securities interest expense, net (E)	2,124	108
Net Income (controlling interest), as adjusted	$84,453	$34,981

Average shares outstanding - diluted	41,759,696	42,835,258

Earnings per share - diluted	$2.02	$0.82

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

	Three Months	Three Months
	Ended	Ended
	9/30/08	9/30/09

Average shares outstanding - diluted	42,063,538	44,267,107
Assumed issuance of COBRA shares	—	—
Assumed issuance of LYONS shares	(1,169,241)	(873,803)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of COBRA shares	—	—
Dilutive impact of LYONS shares	456,325	129,809
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	41,350,622	43,523,113

	Nine Months	Nine Months
	Ended	Ended
	9/30/08	9/30/09

Average shares outstanding - diluted	41,759,696	42,835,258
Assumed issuance of COBRA shares	(932,054)	—
Assumed issuance of LYONS shares	(1,359,360)	(873,803)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of COBRA shares	504,923	—
Dilutive impact of LYONS shares	586,636	43,657
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	40,559,841	42,005,112

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, June 30, 2009	$35,192	$111,926	$26,686	$173,804
Client cash inflows	2,298	5,503	1,596	9,397
Client cash outflows	(2,294)	(6,732)	(1,475)	(10,501)
Net client cash flows	4	(1,229)	121	(1,104)
New investments (F)	2,669	1,661	1,258	5,588
Investment performance	5,539	16,876	2,955	25,370
Other (G)	(248)	(1,851)	(2,231)	(4,330)
Assets under management, September 30, 2009	$43,156	$127,383	$28,789	$199,328

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2008	$34,704	$109,450	$25,991	$170,145
Client cash inflows	5,700	20,693	4,212	30,605
Client cash outflows	(7,957)	(24,873)	(4,837)	(37,667)
Net client cash flows	(2,257)	(4,180)	(625)	(7,062)
New investments (F)	2,669	1,661	1,258	5,588
Investment performance	8,288	27,022	4,466	39,776
Other (G)	(248)	(6,570)	(2,301)	(9,119)
Assets under management, September 30, 2009	$43,156	$127,383	$28,789	$199,328

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Affiliated Managers Group, Inc.

Operating Results

(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/08*	of Total	9/30/09	of Total
Revenue
Mutual Fund	$115,170	39%	$80,682	37%
Institutional	141,647	49%	109,918	51%
High Net Worth	34,007	12%	26,861	12%
	$290,824	100%	$217,461	100%

EBITDA (B)
Mutual Fund	$25,091	33%	$14,514	24%
Institutional	43,291	56%	38,230	63%
High Net Worth	8,852	11%	7,788	13%
	$77,234	100%	$60,532	100%

	Nine		Nine
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/08*	of Total	9/30/09	of Total
Revenue
Mutual Fund	$376,013	40%	$221,380	37%
Institutional	449,135	48%	293,646	49%
High Net Worth	109,674	12%	82,156	14%
	$934,822	100%	$597,182	100%

EBITDA (B)
Mutual Fund	$86,312	34%	$43,781	27%
Institutional	138,042	54%	97,357	60%
High Net Worth	29,756	12%	21,778	13%
	$254,110	100%	$162,916	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	9/30/08*	9/30/09

Net Income (controlling interest)	$16,471	$17,769
Intangible amortization	13,501	16,120
Intangible-related deferred taxes	14,093	6,181
APB 14-1 expense	5,041	2,067
Affiliate equity expense	1,987	1,579
Affiliate depreciation	1,711	1,913
Cash Net Income (A)	$52,804	$45,629

Cash flow from operations	$187,275	$80,162
Interest expense, net of non-cash items	16,308	14,249
Current tax provision	6,212	63
Income from equity method investments, net of distributions	2,156	2,484
Changes in assets and liabilities and other adjustments	(134,717)	(36,426)
EBITDA (B)	$77,234	$60,532
Holding company expenses	20,333	11,426
EBITDA Contribution	$97,567	$71,958

	Nine Months	Nine Months
	Ended	Ended
	9/30/08*	9/30/09

Net Income (controlling interest)	$82,329	$34,873
Intangible amortization	40,301	48,120
Intangible-related deferred taxes	32,154	25,296
APB 14-1 expense	6,498	6,177
Affiliate equity expense	6,860	5,474
Affiliate depreciation	4,937	5,814
Cash Net Income (A)	$173,079	$125,754

Cash flow from operations	$430,056	$168,067
Interest expense, net of non-cash items	52,103	42,899
Current tax provision	31,713	(9,108)
Income from equity method investments, net of distributions	(9,990)	3,293
Changes in assets and liabilities and other adjustments	(249,772)	(42,235)
EBITDA (B)	$254,110	$162,916
Holding company expenses	53,574	32,474
EBITDA Contribution	$307,684	$195,390

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008*	2009	2008*	2009

Revenue	$290,824	$217,461	$934,822	$597,182

Operating expenses:
Compensation and related expenses	123,703	105,237	415,605	292,770
Selling, general and administrative	53,482	28,294	154,510	92,958
Amortization of intangible assets	8,562	8,293	25,463	24,430
Depreciation and other amortization	2,996	3,167	8,672	9,649
Other operating expenses	4,898	10,865	15,361	21,351
	193,641	155,856	619,611	441,158
Operating income	97,183	61,605	315,211	156,024

Non-operating (income) and expenses:
Investment and other (income) loss	3,865	(6,614)	5,378	(13,564)
Income from equity method investments	(13,177)	(8,203)	(40,579)	(21,970)
Investment (income) loss from Affiliate investments in partnerships (H)	22,841	(14,914)	31,771	(26,065)
Interest expense	19,883	19,540	59,747	58,681
	33,412	(10,191)	56,317	(2,918)

Income before income taxes	63,771	71,796	258,894	158,942

Income taxes - current	6,212	63	31,713	(9,108)
Income taxes - intangible-related deferred	14,093	6,181	32,154	25,296
Income taxes - other deferred	4,078	(2,308)	(806)	(4,595)
Net income	39,388	67,860	195,833	147,349

Net income (non-controlling interests) (H)	(44,914)	(35,459)	(143,738)	(87,008)
Net (income) loss (non-controlling interests in partnerships) (H)	21,997	(14,632)	30,234	(25,468)

Net Income (controlling interest)	$16,471	$17,769	$82,329	$34,873

Average shares outstanding - basic	39,522,159	41,854,249	37,770,720	41,115,819
Average shares outstanding - diluted	42,063,538	44,267,107	41,759,696	42,835,258

Earnings per share - basic	$0.42	$0.42	$2.18	$0.85
Earnings per share - diluted	$0.39	$0.40	$2.02	$0.82

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	September 30,
	2008*	2009
Assets
Current assets:
Cash and cash equivalents	$396,431	$225,250
Investment advisory fees receivable	131,099	132,160
Affiliate investments in partnerships (H)	68,789	95,587
Affiliate investments in marketable securities	10,399	16,574
Prepaid expenses and other current assets	23,968	24,975
Total current assets	630,686	494,546

Fixed assets, net	71,845	64,874
Equity investments in Affiliates	678,887	662,854
Acquired client relationships, net	491,408	585,604
Goodwill	1,243,583	1,406,615
Other assets	96,291	110,043
Total assets	$3,212,700	$3,324,536

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$183,794	$130,201
Payables to related party	26,187	87,847
Total current liabilities	209,981	218,048

Senior debt	233,514	—
Senior convertible securities (D)	445,535	454,116
Junior convertible trust preferred securities (D)	505,034	506,756
Deferred income taxes	319,491	323,308
Other long-term liabilities	30,414	26,329
Total liabilities	1,743,969	1,528,557

Redeemable non-controlling interests	297,733	362,833

Equity:
Common stock	458	458
Additional paid-in capital	817,713	671,588
Accumulated other comprehensive income	(4,081)	36,515
Retained earnings	813,664	848,537
	1,627,754	1,557,098
Less treasury stock, at cost	(702,953)	(452,458)
Total stockholders’ equity	924,801	1,104,640

Non-controlling interests (H)	180,732	236,517
Non-controlling interests in partnerships (H)	65,465	91,989

Total equity	1,170,998	1,433,146
Total liabilities and equity	$3,212,700	$3,324,536

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008*	2009	2008*	2009
Cash flow from operating activities:
Net income	$39,388	$67,860	$195,833	$147,349
Adjustments to reconcile Net income to net cash flow from operating activities:
Amortization of intangible assets	8,562	8,293	25,463	24,430
Amortization of issuance costs	1,195	1,843	2,404	5,479
Depreciation and other amortization	2,996	3,167	8,672	9,649
Deferred income tax provision	18,171	3,873	31,348	20,701
Accretion of interest	2,380	3,448	5,240	10,303
Income from equity method investments, net of amortization	(13,177)	(8,202)	(40,579)	(21,970)
Distributions received from equity method investments	15,960	13,725	65,407	42,545
Tax benefit from exercise of stock options	488	1,715	2,767	3,174
Stock option expense	3,802	2,560	11,202	5,695
Affiliate equity expense	3,144	3,150	10,754	9,869
Other adjustments	30,034	(14,605)	36,314	(33,302)
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	8,480	(17,051)	67,404	845
(Increase) decrease in Affiliate investments in partnerships	3,866	—	(2,790)	331
(Increase) decrease in prepaids and other current assets	5,442	(811)	23,822	(10,024)
(Increase) decrease in other assets	433	(46)	9,544	2,869
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	56,111	11,243	(22,749)	(49,876)
Cash flow from operating activities	187,275	80,162	430,056	168,067
Cash flow used in investing activities:
Investments in Affiliates	—	(137,860)	(60,910)	(139,271)
Purchase of fixed assets	(2,950)	(438)	(8,091)	(1,653)
Purchase of investment securities	(9,191)	—	(32,635)	(11,746)
Sale of investment securities	9,144	1,584	24,146	7,303
Cash flow used in investing activities	(2,997)	(136,714)	(77,490)	(145,367)
Cash flow from (used in) financing activities:
Borrowings of senior bank debt	65,000	—	366,000	—
Repayments of senior bank debt	(398,000)	—	(645,500)	(233,514)
Issuance of senior convertible notes	460,000	—	460,000	—
Settlement of convertible securities	—	—	(208,730)	—
Issuance of common stock	5,980	18,139	238,781	29,760
Repurchase of common stock	(29,796)	—	(54,550)	—
Issuance costs	(26,223)	(288)	(28,164)	(1,209)
Excess tax benefit from exercise of stock options	1,294	2,750	11,101	3,836
Settlement of derivative contracts	—	—	8,154	—
Settlement of forward equity sale agreement	—	—	—	144,258
Note payments	(563)	7,196	1,263	2,718
Distributions to non-controlling interests	(45,933)	(14,962)	(231,019)	(102,087)
Repurchases of Affiliate equity	(3,141)	(7,502)	(89,822)	(40,308)
Subscriptions (redemptions) of Non-controlling interests in partnerships	(1,667)	—	1,989	(471)
Cash flow from (used in) financing activities	26,951	5,333	(170,497)	(197,017)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,456)	2,100	(2,013)	3,136
Net increase (decrease) in cash and cash equivalents	209,773	(49,119)	180,056	(171,181)
Cash and cash equivalents at beginning of period	193,237	274,369	222,954	396,431
Cash and cash equivalents at end of period	$403,010	$225,250	$403,010	$225,250

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Affiliated Managers Group, Inc.

Notes

*

In the first quarter of 2009, the Company adopted Statement of Financial Accounting Standards (“FAS”) No. 141 (revised 2007), “Business Combinations” (“FAS 141R”), FAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“FAS 160”), Emerging Issues Task Force Topic No. D-98 “Classification and Measurement of Redeemable Securities” (“Topic D-98”) and FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (including Partial Cash Settlement)” (“APB 14-1”), each of which is discussed in further detail in its Quarterly Report on Form 10-Q for the first quarter of 2009. These accounting changes have been retrospectively applied to prior periods, and are reflected in the financial results presented herein.

(A)

Under our Cash Net Income definition, we add to Net Income (controlling interest) amortization (including equity method amortization) and deferred taxes related to intangible assets and Affiliate depreciation and equity expenses, and exclude the effect of APB 14-1. This supplemental non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income. The Company considers Cash Net Income an important measure of its financial performance, as management believes it best represents operating performance before non-cash expenses relating to the acquisition of interests in its affiliated investment management firms. Cash Net Income is used by the Company’s management and Board of Directors as a principal performance benchmark.

The Company adds back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time. The portion of deferred taxes generally attributable to intangible assets (including goodwill) that it no longer amortizes but which continues to generate tax deductions is added back because the Company believes it is unlikely these accruals will be used to settle material tax obligations. The Company adds back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders. The Company adds back the portion of consolidated depreciation expense incurred by Affiliates because under its Affiliate operating agreements, the Company is generally not required to replenish these depreciating assets.

In connection with the recent accounting changes described above, in the first quarter of 2009 the Company modified its Cash Net Income definition to add back Affiliate equity and APB 14-1 expenses (both net of tax). In prior periods, Cash Net Income was defined as “Net Income plus amortization and deferred taxes related to intangible assets plus Affiliate depreciation.” Under this definition, Cash Net Income reported for the three and nine months ended September 30, 2008 was $54,153 and $170,313, respectively.

(B)

EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization. This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations. As a measure of liquidity, the Company believes EBITDA is useful as an indicator of its ability to service debt, make new investments and meet working capital requirements. EBITDA, as calculated by the Company, may not be consistent with computations of EBITDA by other companies. In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

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(C)

Cash earnings per share represents Cash Net Income divided by the adjusted diluted average shares outstanding. In this calculation, the potential share issuance in connection with the Company’s convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding. The Company believes the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and the Company is relieved of its debt obligation. This method does not take into account any increase or decrease in the Company’s cost of capital in an assumed conversion.

(D)

In accordance with APB 14-1, the Company has bifurcated certain of its convertible debt securities into their debt and equity components on its balance sheet. The senior convertible securities balance consists of zero coupon senior convertible notes, which were not required to be bifurcated, and senior convertible notes due 2038. The principal amount at maturity of the senior convertible notes due 2038 was $460,000 at December 31, 2008 and September 30, 2009. The principal amount at maturity of the junior convertible trust preferred securities was $730,820 at December 31, 2008 and September 30, 2009.

(E)

Convertible securities interest expense, net, includes the interest expense, net of tax, associated with the Company’s dilutive convertible securities (including the incremental interest expense attributable to APB 14-1 but excluding the interest expense associated with the Company’s mandatory convertible securities).

(F)	The Company completed its investment in Harding Loevner LP during the third quarter of 2009.

(G)

Other includes assets under management attributable to Affiliate product closings and transfers of the Company’s interests in certain Affiliated investment management firms, the financial effects of which are not material to the Company’s ongoing results.

(H)

Income attributable to non-controlling interests on the Company’s income statement represents the profits allocated to Affiliate management owners and investors in certain Affiliate investments in partnerships that the Company is required to consolidate. Non-controlling interests on the Company’s balance sheet represents the undistributed profits and capital owned by Affiliate management, who retain a conditional right to sell their interests to the Company. Non-controlling interests in partnerships on the Company’s balance sheet represent the net assets owned by investors in certain Affiliate investment partnerships, who retain the conditional right to redeem their interests to the investment partnership.